UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2022

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	AXAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AXAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXAC.WS	New York Stock Exchange
Rights to receive one-tenth (1/10) of one Class A ordinary share	AXAC.R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

AXIOS Sustainable Growth Acquisition Corporation (the “Company”) plans to disseminate through its website certain information to the market, its investors, potential targets and others regarding certain matters in connection with the Company’s business operations and other information, including potentially material information. Such information and future updates will be placed on the “Governance” section of Company’s website at www.axios.ag. It is possible that certain information that the Company posts on its website could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, as such information could be deemed to be material information.

The information contained in this Item 7.01 is being “furnished” by the Company and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than to the extent that such filing incorporated by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

On February 18, 2022, the Company consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), one right to acquire one-tenth of an Ordinary Share, and one redeemable warrant of the Company. Each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon consummation of our initial business combination. Each warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. The Company granted the underwriters of the IPO a 30-day option to purchase up to an additional 2,250,000 Units to cover over-allotments, if any.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 9,920,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, AXIOS Sponsor LP (the “Sponsor”) and I-Bankers Securities, Inc. (“I-Bankers”), generating gross proceeds to the Company of $9,920,000. Of such amount, 8,445,000 Private Placement Warrants were purchased by the Sponsor and 1,475,000 Private Placement Warrants were purchased by I-Bankers. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) the Private Placement Warrants will not be redeemable by the Company; (2) the Ordinary Shares issuable upon exercise of the Private Placement Warrants may be subject to certain transfer restrictions contained in the Letter Agreement by and among the Company, the Sponsor and any other parties thereto, as amended from time to time; (3) the Private Placement Warrants may be exercised by the holders on a cashless basis; and (4) the holders of Private Placement Warrants (including the ordinary shares issuable upon exercise of such warrants) are entitled to registration rights.

A total of $175,950,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months (or up to 18 months if the Sponsor exercises its extension options) from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 12 months (or up to 18 months if the Sponsor exercises its extension options) from the closing of the IPO, subject to applicable law.

On February 18, 2022, the Company issued an aggregate of 360,000 Ordinary Shares (the “Representative’s Shares”) to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. I-Bankers has agreed not to transfer, assign or sell any of the Representative’s Shares until the completion of the Company’s initial business combination. In addition, I-Bankers has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination).

On February 18, 2022, the Company issued warrants to purchase 517,500 Ordinary Shares, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing thirty (30) days after the closing of the Company’s initial business combination and terminating on the fifth anniversary of the commencement date of sales in the IPO. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the Company’s registration statement (File No. 333-262352) with respect to the registration under the Securities Act of 1933, as amended, of the Ordinary Shares issuable upon exercise of the Representative’s Warrants.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-262352):

●	Amended and Restated Memorandum and Articles of Association of the Company.

●	An Underwriting Agreement, dated February 15, 2022, between the Company and I-Bankers.

●	A Business Combination Marketing Agreement, dated February 15, 2022, between the Company and I-Bankers.

●	A Warrant Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Rights Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as rights agent.

●	A Letter Agreement, dated February 15, 2022, among the Company, the Sponsor, Celtic Asset and Equity Partners, I-Bankers and the Company’s officers and directors.

●	An Investment Management Trust Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated February 15, 2022, among the Company, the Sponsor and certain other security holders named therein.

●	A Private Placement Warrants Purchase Agreement, dated February 15, 2022, between the Company, the Sponsor and I-Bankers.

●	An Administrative Services Agreement, dated February 15, 2022, between the Company and the Sponsor.

On February 15, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated February 15, 2022, between the Company and I-Bankers Securities, Inc.
1.2	Business Combination Marketing Agreement, dated February 15, 2022, between the Company and I-Bankers Securities, Inc.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Rights Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated February 15, 2022, among the Company, the Sponsor, Celtic Asset and Equity Partners, I-Bankers Securities, Inc. and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated February 15, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 15, 2022, among the Company, the Sponsor and certain other security holders named therein.
10.4	Private Placement Warrants Purchase Agreement, dated February 15, 2022, between the Company, the Sponsor and I-Bankers Securities, Inc.
10.5	Administrative Services Agreement, dated February 15, 2022, between the Company and the Sponsor.
99.1	Press Release, dated February 15, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer